MFS(R)GOVERNMENT MORTGAGE FUND

     Supplement to the December 1, 2001 as revised June 7, 2002 Prospectus

This Supplement describes the fund's class I shares, and it supplements certain information in the fund's Prospectus dated December 1, 2001. The caption headings used in this Supplement correspond with the caption headings used in the Prospectus.

You may purchase class I shares only if you are an eligible investor, as described under the caption "Description of Share Classes" below.


1.   RISK RETURN SUMMARY

     Performance Table. The "Performance Table" is intended to show how the average annual total returns of the class I shares of the fund compare to a broad measure of market performance. The table is supplemented as follows:


Average Annual Total Returns as of December 31, 2000:

                                             1 Year      5 Year     10 Year
                                             ------      ------     -------
         Class I shares                      11.26%      5.93%       6.92%
         Average GNMA fund+                  10.40%      5.89%       7.13%
         Lehman Brothers GNMA*++             11.11%      6.96%       7.92%
-------------------
* The Lehman Brothers GMNA covers the mortgage-backed pass-through securities of the Government National Mortgage Association ("GNMA"). The index is formed by grouping the universe of individual fixed-rate GNMA pools for a given program, issue, year and coupons. It is not possible to invest directly in an index.

+    Source: Lipper Inc.

++   Source: Standard & Poor's Micropal, Inc.

The fund commenced investment operations on January 9, 1986 with the offering of class A shares and subsequently offered class I shares on January 2, 1997. Class I share performance includes the performance of the fund's class A shares for periods prior to the offering of class I shares. This blended class I share performance has been adjusted to take into account the fact that class I shares have no initial sales charge (load). This blended performance has not been adjusted to take into account differences in class specific operating expenses. Because operating expenses of class I shares are lower than those of class A shares, this blended class I share performance is lower than the performance of class I shares would have been had class I shares been offered for the entire period.


2.   EXPENSE SUMMARY

     Expense Table.  The "Expense Table" is supplemented as follows:

    Annual Fund Operating Expenses (expenses that are deducted from fund assets)

                    Management Fees                                  0.45%
                    Distribution and Service (12b-1) Fees            0.00%
                    Other Expenses                                   0.26%
                                                                     -----
                    Total Annual Fund Operating Expenses             0.71%
                      Fee Waiver(1)                                 (0.05%)
                                                                    -------
                      Net Expenses(2)                                0.66%
------------------

(1) MFS has contractually agreed to waive 0.05% of the fund's management fee. This contractual fee arrangement will remain in effect until at least December 1, 2002, unless modified with the consent of the board of trustees which oversees the fund.

(2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would have been 0.63%.

Example of Expenses. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The "Example of Expenses" table is supplemented as follows:

The examples assume that:

o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

o The fund's operating expenses remain the same, except the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year, and the fund's "Total Annual Fund Operating Expenses" for the subsequent years (see table on Expense Summary page).

Although your actual costs may be higher or lower, under these assumptions your costs would be:

              Share Class                 Year 1              Year 3              Year 5             Year 10
              -----------                 ------              ------              ------             -------
              Class I shares                $67                $222                $390                $878

3.   DESCRIPTION OF SHARE CLASSES

The "Description of Share Classes" is supplemented as follows:

If you are an eligible investor (as described below), you may purchase class I shares at net asset value without an initial sales charge or CDSC upon redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares of the fund.

The following eligible investors may purchase class I shares:

o certain retirement plans established for the benefit of employees of MFS and employees of MFS' affiliates; and

o any fund distributed by MFD, if the fund seeks to achieve its investment objective by investing primarily in shares of the fund and other MFS funds.

o    any retirement plan, endowment or foundation which:

          purchases shares directly through MFD (rather than through a third party broker or dealer or other financial adviser);

          has, at the time of purchase of class I shares, aggregate assets of at least $100 million; and

          invests at least $10 million in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds (additional investments may be made in any amount).

     MFD may accept purchases from smaller plans, endowments or foundations or in smaller amounts if it believes, in its sole discretion, that such entity's aggregate assets will equal or exceed $100 million, or that such entity will make additional investments which will cause its total investment to equal or exceed $10 million, within a reasonable period of time, and may make other exceptions in its sole discretion from time to time;

o bank trust departments or law firms acting as trustee or manager for trust accounts which, on behalf of their clients (i) initially invest at least
     $100,000 in class I shares of the fund or (ii) have, at the time of purchase of class I shares, aggregate assets of at least $10 million invested in class I shares of the fund either alone or in combination with investments in class I shares of other MFS Funds. MFD may accept purchases that do not meet these dollar qualification requirements if it believes, in its sole discretion, that these requirements will be met within a reasonable period of time. Additional investments may be made in any amount; and

o certain retirement plans offered, administered or sponsored by insurance companies, provided that these plans and insurance companies meet certain criteria established by MFD from time to time.

In addition, MFD, at its sole discretion, may accept investments from other purchasers not listed above.

In no event will the fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of class I shares. The payment of any such sales commission or compensation would, under the fund's policies, disqualify the purchaser as an eligible investor in class I shares.


4.   HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

The discussion of "How to Purchase, Exchange and Redeem Shares" is supplemented as follows:

You may purchase, redeem and exchange class I shares only through your MFD representative or by contacting MFSC (see the back cover of the Prospectus for address and phone number). You may exchange your class I shares for class I shares of another MFS Fund (if you are eligible to purchase them) and for shares of the MFS Money Market Fund at net asset value.


5.   FINANCIAL HIGHLIGHTS

The "Financial Highlights" table is intended to help you understand the fund's financial performance. It is supplemented as follows:

Financial Statements - Class I Shares

                                                                                                                              Period
                                                                                  Year Ended July 31,                         Ended
                                                                    2001             2000          1999          1998         1997*
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $  6.37          $  6.38        $  6.69      $  6.72     $ 6.59
                                                                  -------          -------        -------      -------      -------
Income from investment operations# -
   Net investment incomess.                                       $  0.41          $  0.40        $  0.41      $  0.44     $ 0.31
   Net realized and unrealized gain (loss) on investments            0.32              --           (0.30)       (0.02)      0.09
                                                                     ----           ------       ---------    ---------     -------
     Total from investment operations                             $  0.73          $  0.40        $  0.11      $  0.42     $ 0.40
                                                                  -------          -------        -------      -------      -------
Less distributions declared to shareholders -
   From net investment income                                     $ (0.42)         $ (0.41)       $ (0.41)     $ (0.43)    $(0.26
   From net realized gain on investments                              --               --             --         (0.02)        --
   In excess of net investment income                               (0.00)+++          --             --           --          --
   From paid-in capital                                               --               --           (0.01)         --       (0.01)
                                                                   ------           ------       ---------     -------     ---------
     Total distributions declared to shareholders                 $ (0.42)         $ (0.41)       $ (0.42)     $ (0.45)    $(0.27)
                                                                  --------         --------       --------     --------     --------
Net asset value - end of period                                   $  6.68          $  6.37        $  6.38      $  6.69     $ 6.72
                                                                  -------          -------        -------      -------      -------
Total return                                                        11.82%            6.53%          1.42%        6.47%      6.19%++
Ratios (to average net assets)/Supplemental datass.
   Expenses##                                                        0.66%            0.65%          0.68%        0.73%      0.73%+
   Net investment income                                             6.14%            6.37%          6.11%        6.67%      7.06%+
Portfolio turnover                                                   33%              65%           177%          72%          33%
Net assets at end of period (000,000 Omitted)                      $  --++++        $  --++++       $61           $51         $113

ss. The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                             $  0.41          $  0.39        $  0.41          --            --
Ratios (to average net assets):
   Expenses##                                                        0.71%            0.70%          0.72%         --            --
   Net investment income                                             6.09%            6.32%          6.07%         --            --

* For the period from the inception of Class I shares, January 2, 1997, through July 31, 1997.
+    Annualized.
++   Not annualized.
+++ Per share amount was less than $0.01. ++++ Class I net assets were less than $500.
# Per share data are based on average shares outstanding. ## Ratios do not reflect reductions from certain expense offset arrangements.

    The date of this Supplement is December 1, 2001 as revised June 7, 2002.